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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - March 5, 2003
                                                          -------------


                       NORTH FORK BANCORPORATION, INC.
                       -------------------------------
            (Exact name of Registrant as specified in its charter)



        Delaware                     1-10458               36-3154608
        --------                     -------               ----------
State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



275 Broadhollow Road
Melville, New York                                  11747
--------------------                                -----
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:             (631) 844-1004
                                                                --------------








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ITEM 9.    REGULATION FD DISCLOSURE
-----------------------------------

        North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the Keefe, Bruyette & Woods, Inc., Eastern Regional Bank Symposium in Boston on Thursday, March 6 at 9:15a.m. (EST).

        Keefe, Bruyette & Woods is scheduled to audio-webcast North Fork's presentation live during the conference. The webcast will be available on North Fork's website at http://www.northforkbank.com and click on KBW Bank Symposium - March 6, 2003. A printable version of the presentation slideshow will also be available on the website.



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                                  SIGNATURE
                                  ---------



        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 5, 2003








NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy


_______________________________
Daniel M. Healy
Executive Vice President
Chief Financial Officer




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